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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) May 18, 2010

                                 ______________

                          PROINDIA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                                 ______________


      Delaware                        000-53735                  27-0267587
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)

       580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia 3004
              (Address of principal executive offices) (Zip Code)

                                 61-3-8532-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02   Departures of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On May 18, 2010, Proindia International, Inc., a Delaware corporation (the "Company") announced that Mr Craig Michael had been elected as a member of the Company's Board of Directors, effective as of May 18, 2010.

     Mr Michael has not been, or is currently proposing, to be party to related party transactions as outlined in Regulation S-K Item 404(a).

     A press release relating Mr Michael's appointment to the Company's Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

99.1:     Press Release dated May 18, 2010
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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIQUID FINANCIAL ENGINES, INC.


                                     By:     /s/ Peter Lee
                                         ------------------------
                                     Name:   Peter Lee
                                     Title:  CFO & Secretary

Date:  May 19, 2010
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                               INDEX TO EXHIBITS

99.1:     Press Release dated May 18, 2010
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